Exhibit 99

Form 4 Joint Filer Information

Name:                                  EnCap Energy Capital Fund VIII
                                       Co-Investors, L.P.

Address:                               1100 LOUISIANA STREET, SUITE 4900

                                       HOUSTON, TX 77002

Issuer & Ticket Symbol:                Montage Resources Corporation [MR]

Date of Event Requiring Statement:     11/13/2020

Relationship of Reporting Person       10% Owner
to Issuer:

Signature:                             EnCap Energy Capital Fund VIII
                                       Co-Investors, L.P.

                                       By: EnCap Equity Fund VIII GP, L.P.,
                                       its general partner

                                       By: EnCap Investments L.P.,
                                       its general partner

                                       By: EnCap Investments GP, L.L.C,
                                       its general partner

                                       By: /s/ Douglas E. Swanson, Jr.,
                                       -------------------------------
                                       Managing Director

                                       Date: 11/13/2020

Name:
                                       EnCap Energy Capital Fund IX, L.P.

Address:                               1100 LOUISIANA STREET, SUITE 4900

                                       HOUSTON, TX 77002

Issuer & Ticket Symbol:                Montage Resources Corporation [MR]

Date of Event Requiring Statement:     11/13/2020

Relationship of Reporting Person       10% Owner
to Issuer:

Signature:                             EnCap Energy Capital Fund IX, L.P.

                                       By: EnCap Equity Fund IX GP, L.P.,
                                       its general partner

                                       By: EnCap Investments L.P.,
                                       its general partner

                                       By: EnCap Investments GP, L.L.C,
                                       its general partner

                                       By: /s/ Douglas E. Swanson, Jr.,
                                       -------------------------------
                                       Managing Director

                                       Date: 11/13/2020

Name:
                                       EnCap Partners GP, LLC

Address:                               1100 LOUISIANA STREET, SUITE 4900

                                       HOUSTON, TX 77002

Issuer & Ticket Symbol:                Montage Resources Corporation [MR]

Date of Event Requiring Statement:     11/13/2020

Relationship of Reporting Person       10% Owner
to Issuer:

Signature:                             By: /s/ Douglas E. Swanson, Jr.,
                                       -------------------------------
                                       Managing Director

                                       Date: 11/13/2020

Name:                                  TPR Residual Assets, LLC

Address:                               1100 LOUISIANA STREET, SUITE 4900

                                       HOUSTON, TX 77002

Issuer & Ticket Symbol:                Montage Resources Corporation [MR]

Date of Event Requiring Statement:     11/13/2020

Relationship of Reporting Person       10% Owner

Signature:                             TPR Residual Assets, LLC

                                       By: Excalibur Resources Holdings, LLC,
                                       its sole member

                                       By: EnCap Energy Capital Fund IX, L.P.,
                                       its sole member

                                       By: EnCap Equity Fund IX GP, L.P.,
                                       its general partner

                                       By: EnCap Investments L.P.
                                       its general partner

                                       By: EnCap Investments GP, L.L.C.,
                                       its general partner

Signature:                             By: /s/ Douglas E. Swanson, Jr.,
                                       -------------------------------
                                       Managing Director

                                       Date: 11/13/2020